UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

William Blair Funds

(Name of Registrant as Specified in Its Charter)

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WILLIAM BLAIR FUNDS

WILLIAM BLAIR LARGE CAP GROWTH FUND

150 NORTH RIVERSIDE PLAZA

CHICAGO, ILLINOIS 60606

September 30, 2020

Dear Shareholder,

You are cordially invited to attend a special meeting of the shareholders of William Blair Large Cap Growth Fund (the “Fund”), a series of William Blair Funds (the “Trust”), to be held virtually on November 12, 2020 at 12:00 p.m. Central time (the “Meeting”). The Meeting will be conducted as a virtual meeting hosted by means of a live webcast. The Board of Trustees of the Trust has implemented a virtual meeting format primarily to reflect our and global concerns regarding the spread of COVID-19. Shareholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity.

At the Meeting, you will be asked to consider and act upon the following proposals:

•	To approve a change in the Fund’s classification under the Investment Company Act of 1940 from a “diversified” fund to a “non-diversified” fund (the “Proposal”); and

•	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The following Q&A is provided to assist you in understanding the proposals. The Proposal is described in greater detail in the enclosed proxy statement.

Your vote is important. Whether or not you expect to attend the Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package.

Sincerely,

Stephanie G. Braming

President and Chairman of the Board of Trustees

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What proposal am I being asked to vote on?

A. At a special meeting of shareholders (the “Meeting”) of William Blair Large Cap Growth Fund (the “Fund”), you will be asked to vote on the following proposal with respect to the Fund, and to transact any other business as may properly come before the Meeting or any adjournment or postponement thereof: To approve a change in the Fund’s classification under the Investment Company Act of 1940 (the “1940 Act”) from a “diversified” fund to a “non-diversified” fund (the “Proposal”).

Q. What is happening?

A. Section 5(b)(1) of the 1940 Act requires every mutual fund to elect to be classified as either a “diversified” fund or “non-diversified” fund within the meaning of the 1940 Act. A fund that elects to be a diversified fund under Section 5(b)(1) of the 1940 Act must, with respect to 75 percent of its total assets, limit its investment in the securities of any one issuer (with certain limited exceptions). By contrast, a non-diversified fund may invest in greater proportions in the securities of fewer issuers than a diversified fund. The 1940 Act also requires shareholders to approve a change in a fund’s classification from a diversified fund to a non-diversified fund. William Blair Investment Management, LLC (the “Adviser” or “WBIM”), the Fund’s investment adviser, believes that under current market conditions classification as a non-diversified fund would be beneficial in executing the Adviser’s strategy for the Fund. Therefore, shareholders are being asked to approve a change in the Fund’s classification from a diversified fund to a non-diversified fund, as defined under the 1940 Act.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares of the Fund and have the right to vote on this very important proposal concerning your investment.

Q. What are the benefits and risks of the change of the Fund’s classification from a “diversified” fund to a “non-diversified” fund?

A. The Adviser believes that changing the Fund’s classification to non-diversified will benefit the Fund by providing the Fund the flexibility to hold larger positions in the securities of certain companies. The Adviser intends to use this increased investment flexibility to take larger positions in the securities of fewer issuers when it believes doing so will benefit the Fund in pursuing its investment objective. It is important to note that, to the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer.

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Q. Has the Board of Trustees (the “Board”) of William Blair Funds approved the Fund’s change in classification from “diversified” to “non-diversified” and how does the Board recommend that I vote?

A. The Board unanimously approved the change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund at a meeting held on September 14, 2020, and recommends that you vote FOR the Proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. The cost of the proxy solicitation will be borne by the Fund, however, by virtue of the operation of the expense limitation arrangements currently in effect with respect to the Fund, these costs will ultimately be borne by WBIM. Broadridge Financial Services, Inc. (“Broadridge”) has been engaged to assist in the solicitation of proxies for the Trust at an estimated cost of $55,000, plus reimbursement for reasonable expenses. However, the exact cost will depend on the amount and types of services rendered.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on September 25, 2020 (the “Record Date”), you are entitled to vote those shares.

Q. When and where will the Meeting be held?

A. After considering the continuing health impacts of COVID-19, related governmental orders and guidance, and the wellbeing of shareholders, employees, and communities, the Board has determined to hold the Meeting only by means of remote communication through a live internet webcast. An in-person meeting at a physical location will not be held.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

•	By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
•	By Telephone: Call the number printed on the enclosed proxy card(s);
•	By Internet: Access the website address which is printed on the enclosed proxy card(s); or
•	At the Meeting over the Internet: Attend the Meeting as described in the Proxy Statement and vote during the webcast.

Q. What vote is required to approve the Proposal?

A. Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which under the 1940 Act means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the Proposal.

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Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending and voting at the Meeting.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call the Fund’s proxy information line at 1-833-934-2740 and follow the recorded instructions.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

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WILLIAM BLAIR FUNDS

WILLIAM BLAIR LARGE CAP GROWTH FUND

150 NORTH RIVERSIDE PLAZA

CHICAGO, ILLINOIS 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 12, 2020

September 30, 2020

To the Shareholders:

You are invited to attend a special meeting of the shareholders of William Blair Large Cap Growth Fund (the “Fund”), a series of William Blair Funds (the “Trust”), to be held virtually on November 12, 2020 at 12:00 p.m. Central time (the “Meeting”) for the following purposes:

•	To approve a change in the Fund’s classification under the Investment Company Act of 1940 from a “diversified” fund to a “non-diversified” fund (the “Proposal”); and

•	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of the Trust has fixed the close of business on September 25, 2020 as the record date for determining the shareholders of the Fund entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically. To participate in the Meeting, shareholders must register in advance by visiting www.williamblairfunds.com and submitting the required information to the Adviser.

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 4:00 p.m., Central time, on November 10, 2020, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit www.williamblairfunds.com and submit their name and newly-issued control number in order to register to participate in and vote at the Meeting.

After shareholders have submitted their registration information, they will receive an email that confirms that their registration request has been received and is under review by the Adviser. Once a shareholder’s registration request has been accepted, the shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at www.williamblairfunds.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

The Meeting webcast will begin promptly at 12:00 p.m. Central time. We encourage you to access the Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions beginning on the first page of the proxy statement that follows. Because the Meeting will be a completely virtual meeting, there will be no physical location for shareholders to attend.

By order of the Board of Trustees

Andrew T. Pfau

Secretary

In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

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PROXY STATEMENT

WILLIAM BLAIR FUNDS

WILLIAM BLAIR LARGE CAP GROWTH FUND

150 NORTH RIVERSIDE PLAZA

CHICAGO, ILLINOIS 60606

September 30, 2020

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 12, 2020:

The Proxy Materials are available at: www.ProxyVote.com

GENERAL

The accompanying proxy is solicited by the Board of Trustees of William Blair Funds (the “Board” and each member thereof a “Trustee”) for voting at the special meeting of shareholders of William Blair Large Cap Growth Fund (the “Fund”), a series of William Blair Funds (the “Trust”), to be held virtually on November 12, 2020 at 12:00 p.m. Central time and at any and all adjournments or postponements thereof (the “Meeting”). This proxy statement and the enclosed proxy are first being mailed to shareholders on or about October 9, 2020.

At the Meeting, shareholders are being asked to consider and act upon the following proposals:

•	To approve a change in the Fund’s classification under the Investment Company Act of 1940 from a “diversified” fund to a “non-diversified” fund (the “Proposal”); and

•	To transact such other business as may properly come before the Meeting.

The Meeting will be a virtual meeting conducted exclusively via live webcast starting at 12:00 p.m. Central time. You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares. To participate in the Meeting, shareholders must register in advance by visiting www.williamblairfunds.com and submitting the required information to the Adviser.

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 4:00 p.m., Central time, on November 10th, 2020, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit www.williamblairfunds.com and submit their name and newly-issued control number in order to register to participate in and vote at the Meeting.

After shareholders have submitted their registration information, they will receive an email that confirms that their registration request has been received and is under review by the Adviser. Once a shareholder’s registration request has been accepted, the shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at www.williamblairfunds.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

In light of the rapidly changing developments related to COVID-19, we are pleased to offer our shareholders a completely virtual Meeting, which provides worldwide access and communication, while protecting the health and safety of our shareholders and the Adviser’s personnel. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will try to answer as many shareholder-submitted questions as time permits that comply with the Meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

Shareholders Entitled to Vote

The Board has fixed the close of business on September 25, 2020 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, 31,923,376 shares of the Fund were issued and outstanding in the following series and classes:

Class I	Class N	R6 Class
23,073,513	7,720,045	1,129,818

Required Vote

A quorum of shareholders is required to take action at the Meeting. Holders of one-third of the outstanding shares of the Fund, present in person or by proxy, will constitute a quorum of shareholders at the Meeting. If a quorum is present at the Meeting, then the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”) is required for shareholders to approve the Proposal. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as a vote in favor of the Proposal. Accordingly, abstentions effectively will be a vote against the Proposal. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal. However, because the Proposal is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against the Proposal.

Each valid proxy will be voted in accordance with the instructions provided on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the Proposal. Shareholders are entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Shareholders may vote by filling out and signing the enclosed proxy card and returning it in the postage paid envelope provided. Shareholders may also vote by telephone or over the Internet. Please see the instructions on your proxy card for telephone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who execute a proxy in any of the above manners may revoke their proxy at any time before their shares are voted, either by sending the Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending and voting at the Meeting.

PROPOSAL

TO APPROVE A CHANGE IN THE FUND’S CLASSIFICATION UNDER THE 1940 ACT FROM A “DIVERSIFIED” FUND TO A “NON-DIVERSIFIED” FUND

Background and Description of the Proposal

The purpose of the Proposal is to change the Fund’s classification so that the Fund would be allowed to operate as a “non-diversified” fund under the 1940 Act. If shareholders approve this proposal, the Fund would be able to focus its investments more heavily in securities of fewer issuers in which the Fund’s portfolio managers have a higher conviction.

The Fund currently is classified as a “diversified” fund for purposes of Section 5(b)(1) under the 1940 Act. As a diversified fund, with respect to 75% of its total assets, the Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items (including receivables). As to the remaining 25% of total assets, there is no limitation on the amount of assets the Fund may invest in a single issuer. The Fund’s current classification as a “diversified” fund under the 1940 Act is a fundamental policy of the Fund, which means that it cannot be changed without shareholder approval. The Board of Trustees, including all of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), recommends that shareholders vote to change the Fund’s classification to non-diversified.

Generally, diversification reduces risk and non-diversification increases risk. You are being asked to change the Fund from diversified to non-diversified, or to make it potentially a riskier fund.

This proposal is intended to empower William Blair Investment Management, LLC, the Fund’s investment adviser (the “Adviser” or “WBIM”), to decide to allocate risk in relation to expected return with the freedom to invest larger portions of the Fund’s portfolio in a single issuer. Though it is an unlikely scenario, in theory the Adviser could potentially invest up to 25% of the Fund’s assets in two issuers if the Proposal is approved.

The main purpose of this flexibility is to allow the Fund to take over 5% positions in single issuers that in the aggregate exceed 25% of Fund assets. The Adviser believes that this increased investment flexibility may provide opportunities to enhance the Fund’s performance. Of course, if the Adviser invests a significant percentage of the Fund’s assets in a single issuer, the Fund’s performance would be closely tied to the market value of that issuer, and could be more volatile (riskier) than the performance of diversified funds. Investing a larger percentage of the Fund’s assets in a single issuer’s securities increases the Fund’s exposure to credit and other risks associated with that issuer’s financial condition and business operations. The Adviser will use this increased flexibility to acquire and hold larger positions in the securities of a single issuer only if and when it believes doing so justifies the risks involved. The Adviser believes this flexibility would allow the Adviser to align the Fund’s portfolio better with the investment team’s philosophy and portfolio construction process, and will reduce differences with other vehicles and separate accounts managed according to the same investment strategy.

If shareholders approve this proposal, the Adviser may operate the Fund as non-diversified or it may not. The Adviser will reserve the freedom of action to operate the Fund as non-diversified only if and when the Adviser believes it would be in shareholders’ best interests to do so, provided that if the Adviser does not operate the Fund as non-diversified within three years of shareholder approval, 1940 Act rules will require the Adviser to again seek shareholder approval to reserve the freedom of action to operate the Fund as non-diversified.

It should be noted that, although the Fund would no longer be subject to the 1940 Act diversification restrictions if shareholders approve the Proposal at the Meeting, the Fund intends to continue to comply with Federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” Under the IRC, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. These Federal tax diversification requirements, or the Fund’s determination to comply with them, may change in the future without shareholder approval.

The proposal would, as a legal matter, also allow the Fund to hold a greater number of over 10% positions in the voting securities of an issuer. The Adviser does not currently expect that approval of this proposal will materially affect the way in which the Fund is managed with regard to the number of over 10% positions.

If shareholders of the Fund do not approve the Proposal, the Fund will continue to operate as a “diversified” fund.

Review of the Proposal and Recommendation of the Board

At a meeting held on September 14, 2020, the Board considered the Proposal and voted unanimously to approve the Proposal. In determining to recommend approval of the Proposal, the Board considered, among other factors, the Adviser’s statement that the Adviser believes the Fund would benefit from changing its classification to non-diversified because it would allow the Fund greater flexibility to hold larger positions in the securities of certain companies in which the Fund’s portfolio managers have high conviction. The Board further considered the Adviser’s statement that, under current market conditions, non-diversification classification would be beneficial in executing the Adviser’s strategy for the Fund. The Board considered that a fund that invests a larger percentage of its assets in a smaller number of issuers could be more susceptible to negative events affecting those issuers, and in that regard, considered the Adviser’s belief that the potential benefits of investing more of the Fund’s assets in particular issuers justify the risks of following a non-diversified strategy. Additionally, the Board considered that the costs associated with seeking shareholder approval of the Proposal would not be borne by the shareholders given the expense limitation arrangements currently in effect with respect to the Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

MISCELLANEOUS

Investment Adviser, Principal Underwriter and Administrator

WBIM and William Blair & Company, L.L.C. (“WBC”), each located at 150 North Riverside Plaza, Chicago, Illinois 60606, are respectively the Trust’s investment adviser and principal underwriter and distributor. Pursuant to a management agreement, the Adviser acts as the investment adviser to each series of the Trust, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its partners or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Distributor acts as agent of the Trust in the sale of Fund shares. WBIM and WBC are collectively referred to herein as “William Blair.”

William Blair was founded over 80 years ago by William McCormick Blair. As of December 31, 2019, William Blair had over 1,550 employees including approximately 180 partners. WBIM oversees the assets of the Trust, along with corporate pension plans, endowments and foundations. As of December 31, 2019, WBIM managed over $58 billion in equities, fixed income securities, derivatives and cash equivalents. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111, provides custodian, valuation and certain administrative services to the Trust pursuant to various agreements.

Proxy Solicitation and Expenses

In addition to solicitations by mail, solicitations also may be made by telephone, through the Internet or in person by officers of the Trust or employees of the Adviser and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Broadridge Financial Services, Inc. (“Broadridge”) has been engaged to assist in the solicitation of proxies for the Trust at an estimated cost of $55,000, plus reimbursement for reasonable expenses. However, the exact cost will depend on the amount and types of services rendered. The cost of proxy solicitation will be borne by the Fund, however, by virtue of the operation of the expense limitation arrangements currently in effect with respect to the Fund, these costs will ultimately be borne by WBIM.

Shareholders may vote by mail, telephone or over the Internet. Shareholders who vote by telephone or over the Internet will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or over the Internet, the shareholder may still submit the proxy card originally sent with this proxy statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement a proxy card, they may contact Broadridge toll-free at 1-833-934-2740.

Adjournment

If a quorum is not present, the Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares present. In the event that a quorum is present at the Meeting, but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment must be approved by the affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting. It is anticipated that the persons named as proxies would vote in favor of any adjournment. The Meeting may be adjourned without further notice to shareholders, but the Meeting may not be adjourned for more than six months beyond the originally scheduled meeting date.

Proposals of Shareholders

The Trust does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust, including submitting nominees for election as Trustees, should send their written proposals to the William Blair Funds, Secretary of the Trust at 150 North Riverside Plaza, Chicago, Illinois 60606. Proposals must be received in a reasonable time before the Trust begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented for action at the Meeting other than the Proposal set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters.

Householding Information

In order to reduce the amount of mail you receive and to help reduce Fund expenses, the Trust generally sends a single copy of any shareholder report and prospectus to each household unless instructed otherwise by a shareholder within the household. If you do not want the mailing of these documents to be combined with those for other members of your household, or if you wish to receive a single copy for your household, please call 1-800-742-7272 or submit your request in writing to the William Blair Funds at 150 North Riverside Plaza, Chicago, Illinois 60606.

A copy of the Trust’s most recent annual and semi-annual report is available without charge upon request by writing to the William Blair Funds, 150 North Riverside Plaza, Chicago,

Illinois 60606 or by calling 1-800-742-7272. Reports are also available on the William Blair Funds website at www.williamblairfunds.com or at the website of the Securities and Exchange Commission at www.sec.gov.

Please complete, sign, date and return the enclosed proxy card(s) (or take advantage of available telephonic or Internet voting procedures; see the proxy card for instructions) promptly. No postage is required if mailed in the United States.

By order of the Board of Trustees

Andrew T. Pfau

Secretary

EXHIBIT A

5% or Greater Owners

As of August 31, 2020, the persons listed in the table below are known to the Trust to be record and/or beneficial owners of 5% or more of a class of shares of the Fund as indicated below. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control a Fund and could determine the outcome of a shareholders’ meeting with respect to that Fund.

Share Class Owned / Name and Address of Record Owner*	Number of Shares Owned	Percent of Class Owned
CLASS I
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	6,479,663	28.35%
FIRST NATIONAL TRUST COMPANY 532 MAIN STREET, SUITE 7 JOHNSTOWN PA 15901-2093	5,282,877	23.12%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,181,526	5.17%
CLASS N
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,254,437	67.08%
NFSC FBO OUR CUSTOMERS 200 LIBERTY STREET 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,808,203	23.08%
CLASS R6
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 48529 ATLANTA GA 30362-1529	902,084	85.28%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	136,964	12.95%

* The entities set forth in this column are the shareholders of record and may be deemed to be the beneficial owners of certain of the shares listed for certain purposes under the securities laws. However, these entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

Solicitation Script

William Blair Large Cap Growth Fund

Meeting Date: November 12, 2020

Toll Free Number: 833-934-2740

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for the William Blair Large Cap Growth Fund. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of William Blair Large Cap Growth Fund to confirm you have received the proxy materials for the special meeting of shareholders scheduled for November 12, 2020. Have you received proxy materials?

Near Meeting Date Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of William Blair Large Cap Growth Fund to confirm you have received the proxy materials for the special meeting of shareholders scheduled in just a few days on November 12, 2020. Have you received proxy materials?

Adjournment Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms.                    , my name is <Agent Name> and I am a proxy voting specialist calling on behalf of your current investment with William Blair Large Cap Growth Fund. Due to the lack of shareholder participation, special Meeting of Shareholders has been adjourned to <date/time>. Have you received proxy materials?

Voting:

Your board has recommended a vote IN FAVOR of the proposal. Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

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And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll free number 833-934-2740.

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposal with you?    <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

Your Board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposal reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 833-934-2740.

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal…

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Beneficial holder wants a new VIF/or their control number:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal…

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of William Blair Large Cap Growth Fund. You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on November 12, 2020.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-934-2740 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of William Blair Large Cap Growth Fund. You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on November 12, 2020.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-934-2740 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 1:

Hello, this is <Fund Representative> calling you with an important message concerning your investment with William Blair Large Cap Growth Fund. You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on November 12, 2020.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote

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over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-934-2740 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 2:

Hello, this is <Fund Representative> calling you with an important message concerning your investment with William Blair Large Cap Growth Fund. You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on November 12, 2020. The meeting date is fast approaching and we need your help.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-934-2740 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 3:

Hello, this is <Fund Representative> calling you with an urgent message concerning your investment with William Blair Large Cap Growth Fund. You have probably received several messages concerning this special meeting either electronically, by mail or by phone. That is because the meeting date is just a few days away on November 12, 2020 and we need your help.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-934-2740 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

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INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.

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WILLIAM BLAIR FUNDS
150 NORTH RIVERSIDE PLAZA, 48TH FLOOR
CHICAGO, ILLINOIS 60606

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D24218-S10179

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
1. To approve a change in the Fund's classification under the Investment Company Act of 1940 from a "diversified" fund to a "non-diversified" fund (the "Proposal").	☐	☐	☐
2. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponements(s) thereof.			

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Please sign exactly as your name(s) appear(s) on the books of the Fund and date. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting on November 12:
The Proxy Statement is available at www.proxyvote.com.

D24219-S10179

William Blair Large Cap Growth Fund

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking such prior appointments, the undersigned appoints John M. Raczek and Andrew T. Pfau (or, if only one shall act, then that one) as proxies, with the power of substitution in each of them, to vote all shares of William Blair Large Cap Growth Fund registered in the name of the undersigned at the 2020 Special Meeting of Shareholders to be held virtually on November 12, 2020 at 12:00 p.m., Central Time, and at any postponements or adjournments thereof, and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. If you would like to attend the virtual shareholder meeting please register on the Funds' website at www.williamblairfunds.com.

If this proxy is properly executed and received by the Trust prior to the Meeting, the share of the Fund represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted "FOR" the matter set forth on this proxy card, and at the discretion of the Proxies on other matter(s) that may properly come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued on the reverse)